                             WEITZ SERIES FUND, INC.







                        GOVERNMENT MONEY MARKET PORTFOLIO

                                  ANNUAL REPORT

                                 MARCH 31, 1997



                          ONE PACIFIC PLACE, SUITE 600
                              1125 SOUTH 103 STREET
                              OMAHA, NE  68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                            WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO
                         MARCH 31, 1997 -- ANNUAL REPORT

                                                                   April 9, 1997



Dear Shareholder:

     The yield on our Government Money Market Portfolio increased moderately since the last time we reported to you. As of March 31, our 7-day and 30-day yields were 4.8% and 4.7%, respectively.

     The principal reason for this increase was a decision by the Federal Reserve to tighten monetary policy by raising short-term interest rates by 1/4 of one percent on March 25 in an apparent preemptive strike against inflation. This was the first move by the Federal Open Market Committee to increase the federal funds rate in over two years. The fed funds rate, used by banks as a benchmark in lending to each other, has a significant impact on the short-term Government securities in which our fund invests.

     While we would not rule out the possibility of further tightening moves by the Fed, we do not expect to see a repeat of 1994 when the federal funds rate was increased 7 times over the course of a year from 3% to 6%. In fact, by taking decisive, early action before inflation is able to root itself in the system, the Fed may be positioning the economy for a continuation of our stable-growth, low-inflation environment which would have positive long-term implications for both stock and bond investors.

     We would welcome any questions or comments you may have.

                         Best Regards,



                         /s/ Wallace Weitz                  /s/ Thomas D. Carney
                         Wallace R. Weitz                   Thomas D. Carney
                         President, Portfolio Manager       Portfolio Manager


--------------------------------------------------------------------------------
Yields quoted are historical and will fluctuate in the future. An investment in the Government Money Market Portfolio is neither insured, nor guaranteed by the United States Government and there can be no assurance that it will maintain a steady net asset value of $1.00.
--------------------------------------------------------------------------------

                             WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO

                      SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1997



   FACE
  AMOUNT                 DESCRIPTION                                   VALUE


             U.S. GOVERNMENT AND AGENCY SECURITIES - 99.5%*
$2,830,000   U.S. Treasury Bill 5.187% 4/17/97                       $2,823,681
 3,000,000   Federal Home Loan Bank Discount Note 5.405% 6/12/97      2,968,440
                                                                     ----------
                Total U.S. Government and Agency Securities           5,792,121
                                                                     ----------

             SHORT-TERM SECURITIES - 0.9%
   52,083     Norwest Treasury Money Market Fund, 4.8%                   52,083
                                                                     ----------

                Total Investments in Securities (Cost $5,844,204)+    5,844,204
                                                                     ----------

             Other Liabilities in Excess of Other Assets - (0.4%)       (24,266)
                                                                     ----------

                Total Net Assets - 100.0%                            $5,819,938
                                                                     ----------
                                                                     ----------


*Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
+Cost is the same for Federal income tax purposes.


                 See accompanying notes to financial statements.

                             WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997






Assets:
  Investments in securities at amortized cost,
    which approximates value                                         $5,844,204
  Interest receivable                                                       356
                                                                     ----------
     Total assets                                                     5,844,560
                                                                     ----------

Liabilities:
  Accrued expense                                                           135
  Due to adviser                                                          1,258
  Distributions payable                                                  23,229
                                                                      ---------
     Total liabilities                                                   24,622
                                                                      ---------

Net assets applicable to outstanding capital stock                   $5,819,938
                                                                     ----------
                                                                     ----------
Net assets represented by:
  Capital stock outstanding, at par (note 4)                              5,820
  Additional paid-in capital                                          5,814,118
                                                                     ----------

     Net assets                                                      $5,819,938
                                                                     ----------
                                                                     ----------

Net asset value and redemption price per share of outstanding
  capital stock                                                         $ 1.000
                                                                        -------
                                                                        -------



                 See accompanying notes to financial statements.

                             WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO

                             STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 1997




Investment income:
  Interest                                                            $ 275,496
                                                                      ---------
    Total investment income                                             275,496
                                                                      ---------

Expenses (note 3):
  Investment advisory fee                                   $ 26,351
  Administrative fee                                          13,175
  Registration expenses                                        7,639
  Professional fees                                            6,344
  Printing expenses                                            2,582
  Bank custodial fees                                          2,516
  Directors fees                                                 477
  Other expenses                                               1,618
                                                             -------
  Total expenses                                                         60,702
  Less advisory and administrative fees waived and other
    expenses assumed by investment adviser                              (34,351)
                                                                      ---------
    Net expenses                                                         26,351
                                                                      ---------
    Net investment income and net increase
     in net assets resulting from operations                          $ 249,145
                                                                      ---------
                                                                      ---------




                 See accompanying notes to financial statements.

                             WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS




                                                        YEAR ENDED MARCH 31,
                                                        1997            1996
                                                   ------------     -----------

Net increase in net assets
 resulting from operations                         $    249,145     $   179,605

Distributions to shareholders from:
  Net investment income                                (249,145)       (179,605)


Capital share transactions,
 at $1.00 per share (note 4):
  Proceeds from sales                                14,177,677      11,203,040
  Payments for redemptions                          (12,740,140)     (9,905,860)
  Reinvestment of distributions                         240,799         175,488
                                                   ------------     -----------

    Total increase from capital share transactions    1,678,336       1,472,668
                                                   ------------     -----------

    Total increase in net assets                      1,678,336       1,472,668
                                                   ------------     -----------

Net assets:
  Beginning of period                                 4,141,602       2,668,934
                                                   ------------     -----------

  End of period                                    $  5,819,938     $ 4,141,602
                                                   ------------     -----------
                                                   ------------     -----------



                 See accompanying notes to financial statements.

                             WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS


The following financial information provides selected data for a share of the Government Money Market Portfolio outstanding throughout the periods indicated.



                                                                                                                       PERIOD
                                                                   YEAR ENDED MARCH 31,                            AUGUST 1, 1991
                                         -----------------------------------------------------------------------   (INCEPTION) TO
                                            1997           1996#          1995#          1994#          1993#      MARCH 31,1992#
                                         -----------    -----------    -----------    ------------   -----------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
                                         -----------    -----------    -----------    ------------   -----------  ---------------

INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income                       0.047          0.051          0.042          0.028          0.031          0.031
                                         -----------    -----------    -----------    ------------   -----------  ---------------

LESS DISTRIBUTIONS:
 Dividends from net investment income       (0.047)        (0.051)        (0.042)        (0.028)        (0.031)        (0.031)
                                         -----------    -----------    -----------    ------------   -----------  ---------------

NET ASSET VALUE, END OF PERIOD             $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
                                         -----------    -----------    -----------    ------------   -----------  ---------------
                                         -----------    -----------    -----------    ------------   -----------  ---------------

TOTAL RETURN                                  4.8%           5.2%           4.2%           2.9%           3.2%           4.7%*


RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000)           $5,820         $4,142         $2,669         $1,918           $555           $278
 Ratio of expenses to average net assets+    0.50%          0.50%          0.50%          0.25%          0.26%          0.27%*
 Ratio of net investment income to
   average net assets                        4.71%          4.95%          4.18%          2.81%          3.05%          4.65%*


*  Annualized
+ Absent voluntary waivers, the expense ratio would have been 1.15% for the year ended March 31, 1997 and 1.14% for the year ended March 31, 1996.
# The per share amounts and total return figures have been restated from the 1996 annual report to shareholders to reflect the correction of a computational error.


                 See accompanying notes to financial statements.

                             WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997


(1)  ORGANIZATION

     Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1997, the Fund had four series in operation: the Government Money Market Portfolio, the Fixed Income Portfolio, the Value Portfolio and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Government Money Market Portfolio (the "Portfolio").

     The Portfolio's investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Portfolio intends to invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2)  SIGNIFICANT ACCOUNTING POLICIES

   (a) VALUATION OF INVESTMENTS

       Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

   (b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

   (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

       In computing net investment income, the Portfolio amortizes premiums and discounts and accrues interest income daily.

       Dividends to shareholders are declared daily and paid monthly.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liablilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  RELATED PARTY TRANSACTIONS

     The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

     Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the Portfolio's average annual daily net asset value. For the year ended March 31, 1997, the Adviser received a management fee equal to 1/4% per annum of the Portfolio's average daily net asset value.

     Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1997, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets, of which .25% was waived.

     Weitz Securities, Inc., as distributor, received no compensation for the distribution of Portfolio shares.

(4)  CAPITAL STOCK

     The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Thirty million of these shares have been authorized by the Board of Directors to be issued in the series designated Government Money Market Portfolio shares, of which 5,819,938 shares were outstanding at March 31, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Government Money Market Portfolio:

     We have audited the accompanying statement of assets and liabilities of Weitz Series Fund, Inc. -- Government Money Market Portfolio, including the schedule of investments in securities, as of March 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996, and the financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. -- Government Money Market Portfolio as of March 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.



                                        /s/ McGladrey & Pullen, LLP
New York, New York
April 18, 1997

                             WEITZ SERIES FUND, INC.


BOARD OF DIRECTORS
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Delmer L. Toebben
     Wallace R. Weitz

OFFICERS
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

INVESTMENT ADVISER
     Wallace R. Weitz & Company

DISTRIBUTOR
     Weitz Securities, Inc.

CUSTODIAN
     Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
     Wallace R. Weitz & Company


This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.-Government Money Market Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.